EXHIBIT 4.5
FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT,
DATED AS OF SEPTEMBER 1, 1999


                                                                  EXECUTION COPY

                                   BELDEN INC.

                               FIRST AMENDMENT TO
                             NOTE PURCHASE AGREEMENT

                                  $200,000,000
                         Senior Notes Issuable in Series

                          $75,000,000 Principal Amount
                        6.92% Senior Notes, Series 1997-A
                               Due August 11, 2009


                                                   Dated as of September 1, 1999

To the Holders of the Senior Notes,
    Series 1997-A, of Belden Inc. Named in the
    Attached Schedule I

Ladies and Gentlemen:

         Reference is made to the Note Purchase Agreement dated as of August 1, 1997 among Belden Inc. (the "Company") and each of the Purchasers named in Schedule A thereto (the "1997 Note Agreement"), pursuant to which the Company issued $75,000,000 principal amount of its 6.92% Senior Notes, Series 1997-A, due August 11, 2009 (the "1997 Notes"). Reference is also made to the Series 1997-A Guaranty dated August 11, 1997 (as it may be amended, modified or restated, the "Series 1997-A Guaranty") made by Belden Wire & Cable Company, a Wholly Owned Subsidiary of the Company ("Belden Wire"), in favor of the holders of the 1997 Notes. You are referred to herein individually as a "Holder" and collectively as the "Holders." Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the 1997 Note Agreement.

         The Company has authorized the issuance and sale of $64,000,000 aggregate principal amount of 7.60% Senior Notes, Series A, due September 1, 2004, $44,000,000 aggregate principal amount of 7.74% Senior Notes, Series B, due September 1, 2006, and $17,000,000 aggregate principal amount of 7.95% Senior Notes, Series C, due September 1, 2009 (collectively, the "1999 Notes"), pursuant to a Note Purchase Agreement dated as of September 1, 1999 (the "1999 Note Agreement"). The 1999 Notes will be guaranteed by certain Wholly Owned Subsidiaries of the Company, including Belden Wire, Cable Systems Holding Company ("CSH") and Cable Systems International Inc. ("CSI"). In order to maintain parity between the 1999 Notes and the 1997 Notes, CSH and CSI will guaranty the 1997 Notes.

         The Holders are willing to grant an amendment on the terms and conditions hereinafter set forth. In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Holders agree as follows:

     AMENDMENTS

              Amendment of Section 1.1. Section 1.1 of the 1997 Note Agreement is amended to read in its entirety as follows:

                      "The Company is contemplating the issue and sale of up to $200,000,000 aggregate principal amount of its Senior Notes issuable in series (the "Notes", such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1.1-A, with such changes therefrom, if any, as may be approved by the purchasers of such Notes, or series thereof, and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. The Notes may be issued in one or more series. Each series of Notes will be guaranteed by Belden Wire & Cable Company, a Delaware corporation ("Belden Wire"), Cable Systems Holding Company, a Delaware corporation ("CSH"), and Cable Systems International Inc., a Delaware corporation ("CSI" and, together with Belden Wire, CSH and any future party to the Belden Wire Guaranty, the "Subsidiary Guarantors"), each a Wholly Owned Subsidiary of the Company, pursuant to a guaranty in substantially the form of
         Exhibit 1.1-B (such guaranty with respect to the Series 1997-A Notes is herein referred to as the "Belden Wire Guaranty"). Each series of Notes, other than the initial series, shall be issued pursuant to a supplement to this Agreement (a "Supplement") in substantially the form of Exhibit 1.1-C, and shall be subject to the following terms and conditions:

                  (a) the designation of each series of Notes shall distinguish the Notes of one series from the Notes of all other series;

                  (b) the Notes of each series shall be senior in the sense that they rank pari passu with the Notes of all other series and the Company's other outstanding unsecured Indebtedness that has not been expressly subordinated to any other Indebtedness of the Company;

                  (c) each series of Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory prepayments on the dates and with the Make-Whole Amounts, if any, as are provided in the Supplement under which such Notes are issued, and shall have such additional or different conditions precedent to closing and such additional or different representations and warranties or other terms and provisions as shall be specified in such Supplement; and

                  (d) except to the extent provided in foregoing clauses (a) through (c), all of the provisions of this Agreement shall apply to the Notes of each series.

         The Purchasers of the Series 1997-A Notes need not purchase subsequent series of Notes."

                  Amendment of Section 10.4. Clause (b) of Section 10.4 of the 1997 Note Agreement is amended to read in its entirety as follows:

                  "(b) Any Restricted Subsidiary may (x) merge into the Company (provided that the Company is the surviving corporation) or another Restricted Subsidiary or (y) sell, transfer or lease all or any part of its assets to the Company or another Restricted Subsidiary, or (z) merge or consolidate with, or sell, transfer or lease all or substantially all of its assets to, any Person in a transaction that is permitted by Section 10.3 or, as a result of which, such Person becomes a Restricted Subsidiary; provided in each instance set forth in clauses
         (x) through (z) that, immediately before and after giving effect thereto, there shall exist no Default or Event of Default and provided further, that, in the case of a transaction contemplated by clause (z), if the Restricted Subsidiary is a Subsidiary Guarantor and it is not the surviving corporation, the survivor of such merger shall be a solvent corporation organized and existing under the laws of the United States, any State thereof (including the District of Columbia), Canada or any province thereof, or a country within Western Europe, and such corporation (A) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of the Belden Wire Guaranty applicable to the Subsidiary Guarantor that does not survive, and (B) shall have caused to be delivered to each holder of any Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;"

                  Amendment of Section 10.6. Section 10.6 of the 1997 Note Agreement is amended to read in its entirety as follows:

         "10.6    DESIGNATION OF UNRESTRICTED SUBSIDIARIES.

                       The Company will not designate a Subsidiary Guarantor as an Unrestricted Subsidiary. The Company may designate any other Restricted Subsidiary as an Unrestricted Subsidiary unless such Subsidiary has been designated an Unrestricted Subsidiary more than once previously and unless immediately before or after such designation there exists a Default or Event of Default."

                  Addition of Section 10.9. A new Section 10.9 is added to the 1997 Note Agreement to read as follows:

         "10.9    GUARANTIES BY SUBSIDIARIES.

                           The Company will not permit any Subsidiary to directly or indirectly guarantee any of the Company's Indebtedness or other obligations under the Credit Agreement unless such Subsidiary is, or concurrently therewith becomes, a party to the Belden Wire Guaranty."

                  Amendment of Section 11.

                           Clause (c) of Section 11 of the 1997 Note Agreement is amended to read in its entirety as follows:

                           "(c) the Company defaults in the performance of or
                  compliance with any term contained in Section 7.1(e) or Sections 10.1 through 10.9; or"

                           Clause (e) of Section 11 of the 1997 Note Agreement is amended to read in its entirety as follows:

                           "(e) any representation or warranty made in writing
                  by or on behalf of the Company or any Subsidiary Guarantor or by any officer of the Company or any Subsidiary Guarantor in this Agreement or the Belden Wire Guaranty or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or"

                           Clause (k) of Section 11 of the 1997 Note Agreement is amended to read in its entirety as follows:

                           "(k) the Belden Wire Guaranty ceases to be in full
                  force and effect as a result of acts taken by the Company or any Subsidiary Guarantor or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder."

                  Amendment of Section 12.1. Clause (a) of Section 12.1 of the 1997 Note Agreement is amended to read in its entirety as follows:

                  "(a) If an Event of Default with respect to the Company or a Subsidiary Guarantor described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) or paragraph
         (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable."

                  Addition of Section 23. A new Section 23 is added to the 1997 Note Agreement to read in its entirety as follows:

                           "You and each other holder of the Notes agree to fully release any Subsidiary Guarantor other than Belden Wire, CSH and CSI from the Belden Wire Guaranty at such time as such Subsidiary Guarantor no longer guarantees, directly or indirectly, the Company's Indebtedness or other obligations under the Credit Agreement; provided, however, that you and each other holder will not be required to release such Subsidiary Guarantor from the Belden Wire Guaranty if (i) such Subsidiary Guarantor is contemplated to become a borrower under the Credit Agreement or (ii) there is a plan of financing that contemplates such Subsidiary Guarantor guaranteeing any other Indebtedness of the Company, and such requirement to release such Subsidiary Guarantor is conditioned upon the prior receipt by each holder of the Notes of a certificate from a Senior Financial Officer of the Company stating that neither of the circumstances described in clauses (i) and (ii) above are true."

                  Amendment of Schedule B.

                           The following terms included in Schedule B of the 1997 Note Agreement are amended to read in their entirety as follows:

                           "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the ability of any Subsidiary Guarantor to perform its obligations under the Belden Wire Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or the Belden Wire Guaranty.

                           "MATERIAL RESTRICTED SUBSIDIARY" means, as of the date of determination, each Subsidiary Guarantor and any other Restricted Subsidiary the assets or revenues of which account for more than 5% of the Consolidated Total Assets of the Company and its Restricted Subsidiaries at the end of the most recently ended fiscal period or more than 5% of the consolidated revenues of the Company and its Restricted Subsidiaries for the most recently completed four fiscal quarters.

                           "RESTRICTED SUBSIDIARY" means each Subsidiary Guarantor and any other Subsidiary (a) of which at least a majority of the voting securities are owned by the Company and/or one or more Wholly Owned Restricted Subsidiaries and of which the Company has management control and (b) which the Company has designated a Restricted Subsidiary by notice in writing (including designation in Section 5.4) given to the holders of the Notes and (c) which has not been designated as a Restricted Subsidiary more than once previously."

                           Schedule B of the 1997 Note Agreement is amended to
add the following terms:

                  "CREDIT AGREEMENT" means the Credit Agreement dated as of November 18, 1996 among the Company and the banks from time to time party thereto, as such agreement may be hereafter amended, restated, supplemented, refinanced, increased or reduced from time to time, and any successor credit agreement or similar facility."

                  "CSH" is defined in Section 1.1.

                  "CSI" is defined in Section 1.1.

                  "SUBSIDIARY GUARANTOR" is defined in Section 1.1.

                  Replacement of Exhibit 1.1-B. Exhibit 1.1-B to the 1997 Note Agreement is replaced with the form attached to this Amendment as Annex I.

     REAFFIRMATION; ETC.

                  Reaffirmation of 1997 Note Agreement. The Company reaffirms its agreement to comply with each of the covenants, agreements and other provisions of the 1997 Note Agreement and the 1997 Notes, as amended by this Amendment.

                  No Default or Event of Default. The Company represents and warrants that, to the actual knowledge of its Responsible Officers after due inquiry, no Default or Event of Default has occurred and is continuing or will occur as a result of the execution of this Amendment.

                  Authorization. The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and, except as provided herein, do not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. Each of the 1997 Note Agreement and this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     EFFECTIVE DATE

         This Amendment shall become effective as of the date set forth above upon satisfaction of each of the following conditions:

                  Consent of Requisite Holders. The Holders of at least a majority of the aggregate principal amount of the 1997 Notes outstanding shall have executed counterparts of this Amendment.

                  Amendment and Restatement of Series 1997-A Guaranty. The Holders of the 1997 Notes shall have received a counterpart signature page to an amended and restated Guaranty in the form attached hereto as Annex II signed by each Subsidiary Guarantor.

                  Acknowledgement of Belden Wire. Belden Wire shall have acknowledged this Amendment by executing the signature page hereto.

                  Expenses. The Company shall have paid all fees and expenses of special counsel to the Holders in connection with this Amendment.

     MISCELLANEOUS

                  Ratification. Except as expressly amended, modified, deleted or added to hereby, all of the terms and conditions of the 1997 Note Agreement, the 1997 Notes and all other documents relating to the 1997 Note Agreement remain in full force and effect, and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

                  Reference to and Effect on the 1997 Note Agreement. Upon the effectiveness of this Amendment, (i) each reference in the 1997 Note Agreement and in other documents describing or referencing the 1997 Note Agreement to the "Agreement," "Note Agreement," "hereunder," "hereof," "herein," or words of like import referring to the 1997 Note Agreement, shall mean and be a reference to the 1997 Note Agreement, as amended hereby, and (ii) each reference in the Series 1997-A Guaranty and in other documents describing or referencing the Series 1997-A Guaranty to the "Guaranty," "Series 1997-A Guaranty," "hereunder," "hereof," "herein," or words of like import referring to the Series 1997-A Guaranty, shall mean and be a reference to the Series 1997-A Guaranty as amended and restated pursuant to this Amendment.

                  Restricted Subsidiaries. The Company hereby notifies the Holders that each Subsidiary listed in Annex III hereto (which are all of the Subsidiaries of the Company) is a Restricted Subsidiary under the 1997 Note Agreement, as amended, whether or not such Subsidiaries were Restricted Subsidiaries prior to the effective date hereof.

                  Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

                  Governing Law. This Amendment shall be governed by and construed in accordance with Illinois law.

                  Counterparts. This Amendment be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument.

         If you are in agreement with the foregoing, please sign the accompanying counterpart of this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company upon satisfaction of the conditions set forth in Section 3 of this Amendment.

                                            BELDEN INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


The foregoing is hereby agreed
to as of the date thereof.

AID ASSOCIATION FOR LUTHERANS

By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

MUTUAL OF OMAHA INSURANCE
  COMPANY

By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

UNITED OF OMAHA LIFE INSURANCE
  COMPANY

By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

NATIONWIDE MUTUAL INSURANCE
  COMPANY

By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

STATE FARM LIFE INSURANCE COMPANY

By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


PRINCIPAL LIFE INSURANCE COMPANY

By:  Principal Capital Management, LLC
     a Delaware limited liability company,
     its authorized signatory

        By:
           ----------------------------------------
        Its:
            ---------------------------------------
        By:
           ----------------------------------------
        Its:
            ---------------------------------------


NIPPON LIFE INSURANCE COMPANY OF
   AMERICA, an Iowa corporation

By:  Principal Life Company, an Iowa corporation,
     its attorney in fact

        By:
           ----------------------------------------
        Its:
            ---------------------------------------

        By:
           ----------------------------------------
        Its:
            ---------------------------------------


BERKSHIRE LIFE INSURANCE COMPANY

By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

         The undersigned Subsidiary Guarantor acknowledges the foregoing Amendment.

BELDEN WIRE & CABLE COMPANY

By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

                                   SCHEDULE I


                                                        Original Principal
Name of Holder                                         Amount of 1997 Notes
--------------                                         --------------------
Aid Association for Lutherans                             $24,000,000
Mutual of Omaha Insurance Company                          11,000,000
United of Omaha Life Insurance Company                      4,000,000
Nationwide Mutual Insurance Company                        15,000,000
State Farm Life Insurance Company                          10,000,000
Principal Life Insurance Company                            7,000,000
Nippon Life Insurance Company of America                    1,000,000
Berkshire Life Insurance Company                            3,000,000

                                     ANNEX I
                                                                   EXHIBIT 1.1-B

                          [FORM OF SUBSIDIARY GUARANTY]

                              SERIES [    ] GUARANTY

         THIS GUARANTY (this "GUARANTY") dated [    ] is made by the undersigned
(each, a "GUARANTOR"), in favor of the holders from time to time of the Series
[    ] Notes hereinafter referred to, including each purchaser named in the Note
Purchase Agreement [or supplement thereto] hereinafter referred to, and their respective successors and assigns (collectively, the "HOLDERS" and each individually, a "HOLDER").

                              W I T N E S S E T H:

         WHEREAS, Belden Inc., a Delaware corporation (the "COMPANY"), and the
initial Holders have entered into a [Supplement dated       , to] [Note Purchase
Agreement dated as of August 1, 1997] (the Note Purchase Agreement [as so supplemented and] as [further] amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "NOTE PURCHASE AGREEMENT");

         WHEREAS, the Note Purchase Agreement contemplates the issuance by the Company of $200,000,000 aggregate principal amount of Notes (as defined in the
Note Purchase Agreement) in series [of which $      have heretofore been issued]
and the Company has authorized the issuance and sale of $[     ] aggregate
principal amount of Series [     ] Notes to the Purchasers;

         WHEREAS, the Company directly or indirectly owns all of the issued and outstanding capital stock of each Guarantor and, by virtue of such ownership and otherwise, each Guarantor will derive substantial benefits from the purchase by
the initial Holders of the Company's Series [      ] Notes;

         WHEREAS, it is a condition precedent to the obligation of the initial
Holders to purchase the Series [     ] Notes that each Guarantor shall have
executed and delivered this Guaranty to the Holders and it will be a condition to the sale of subsequent series of Notes that a substantially identical Guaranty run in favor of the holders of such subsequent series of Notes; and

         WHEREAS, each Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

         NOW, THEREFORE, in consideration of the premises and other benefits to
each Guarantor, and of the purchase of the Company's Series [     ] Notes by the
initial Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:

         SECTION 1. Definitions. Any capitalized terms not otherwise herein defined shall have the meanings attributed to them in the Note Purchase Agreement.

         SECTION 2. Guaranty. The Guarantors, jointly and severally, unconditionally and irrevocably guarantee to the Holders the due, prompt and complete payment by the Company of the principal of, Make-Whole Amount, if any,
and interest on, and each other amount due under, the Series [   ] Notes or the
Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by prepayment or by declaration or otherwise) in
accordance with the terms of the Series [   ] Notes and the Note Purchase
Agreement (the Series [ ] Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the "NOTE DOCUMENTS" and the amounts payable by the Company under the Note Documents, and all other monetary obligations of the Company thereunder, being sometimes collectively hereinafter referred to as the "OBLIGATIONS"). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable and any Holder shall notify each Guarantor that all
Series [   ] Notes held by such Holder or all outstanding Series [   ] Notes are
subject to acceleration under Section 12.1 of the Note Purchase Agreement, the Guarantors (jointly and severally), without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company. The Guarantors (jointly and severally), promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. The right of recovery against each Guarantor under this Guaranty is, however, limited to the Fair Net Worth of such Guarantor, as of the date of any determination thereof, less $20,000. For purposes of this Guaranty, the "Fair Net Worth" of a Guarantor shall mean an amount equal to the fair saleable value of such Guarantor's assets and all rights of contribution, indemnification and exoneration, net of all obligations of such Guarantor owed to third parties (other than such Guarantor's liabilities under this Guaranty), including all liabilities, whether fixed or contingent, direct or indirect, disputed or undisputed, secured or unsecured, and whether or not required to be reflected on a balance sheet prepared in accordance with generally accepted accounting principles.

         SECTION 3. Guarantor's Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of such Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim such Guarantor or any other person may have against the Company or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor or the Company shall have any knowledge or notice thereof), including:

                  (a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

                  (b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

                  (c) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to such Guarantor of the occurrence of a "Default" or an "Event of Default" under any Note Document;

                  (d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

                  (e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

                  (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, a Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

                  (g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

                  (h) any merger or consolidation of the Company or a Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or a Guarantor to any other person;

                  (i) any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company and a Guarantor, or any termination of such relationship;

                  (j) any release or discharge, by operation of law, of a Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

                  (k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against a Guarantor.

Notwithstanding any other provision contained in this Guaranty, the Guarantors' joint and several liability with respect to the principal amount of the Series
[   ] Notes shall be no greater than the liability of the Company with respect thereto.

         SECTION 4. Full Recourse Obligations. The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

         SECTION 5. Waiver. Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Company of any breach or default by the Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to or demand of payment from the Company or such Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders,
(f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or that might otherwise limit recourse against such Guarantor.

         SECTION 6. Subrogation, Contribution, Reimbursement or Indemnity. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights that may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company that may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company to a Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

         SECTION 7. Effect of Bankruptcy Proceedings, etc. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting
the acceleration of the maturity of the principal amount of the Series [    ]
Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Series [ ] Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and the Guarantors (jointly and severally) shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

         SECTION 8. Term of Agreement. This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of each Guarantor hereunder shall be duly paid and performed in full.

         SECTION 9. Representations and Warranties. Each Guarantor represents and warrants to each Holder that:

                  (a) such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                  (b) such Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

                  (c) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or material contractual obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of such Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) that could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of such Guarantor and its subsidiaries taken as a whole;

                  (g) the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of such Guarantor or of any securities issued by such Guarantor; and

                  (h) after giving effect to the transactions contemplated herein, (i) the present fair salable value of the assets of such Guarantor is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii) such Guarantor has received reasonably equivalent value for executing and delivering this Guaranty, (iii) the property remaining in the hands of such Guarantor is not an unreasonably small capital, and (iv) such Guarantor is able to pay its debts as they mature.

         SECTION 10. Notices. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by telex or telecopy or mailed by first-class mail, postage prepaid, addressed (a) if to the Company or any Holder at the address set forth in the Note Purchase Agreement or (b) if to a Guarantor, at:

                              [Name of Guarantor]
                              c/o Belden Inc.
                              7701 Forsyth Boulevard
                              Suite 800
                              St. Louis, MO  63105

or at such other address as a Guarantor shall from time to time designate in writing to the Holders or on a counterpart signature page hereto. Any notice so addressed shall be deemed to be given when actually received.

         SECTION 11. Survival. All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

         SECTION 12. Submission to Jurisdiction. Each Guarantor irrevocably submits to the jurisdiction of the courts of the State of Illinois and of the courts of the United States of America having jurisdiction in the State of Illinois for the purpose of any suit, action or proceeding in any such court with respect to, or arising out of, this Guaranty, the Note Purchase Agreement or the Notes. Each Guarantor consents to process being served in any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Guarantor specified herein or designated pursuant hereto or on a counterpart signature page hereto. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Guarantor.

         SECTION 13. Miscellaneous. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Holders. The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois, including all matters of construction, validity and performance.

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.



                                              BELDEN WIRE & CABLE COMPANY


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                     ---------------------------

                                              CABLE SYSTEMS HOLDING COMPANY


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                     ---------------------------


                                              CABLE SYSTEMS INTERNATIONAL INC.


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                     ---------------------------

                                    ANNEX II

                          [FORM OF AMENDED AND RESTATED
                             SERIES 1997-A GUARANTY]

         THIS AMENDED AND RESTATED SERIES 1997-A GUARANTY (this "GUARANTY") dated as of September 1, 1999 is made by the undersigned (each, a "GUARANTOR"), in favor of the holders from time to time of the Series 1997-A Notes hereinafter referred to, including each purchaser named in the Note Purchase Agreement hereinafter referred to, and their respective successors and assigns (collectively, the "HOLDERS" and each individually, a "HOLDER").

W I T N E S S E T H:

         WHEREAS, Belden Inc., a Delaware corporation (the "COMPANY"), and the initial Holders have entered into a Note Purchase Agreement dated as of August 1, 1997 (the Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "NOTE PURCHASE AGREEMENT");

         WHEREAS, the Note Purchase Agreement contemplates the issuance by the Company of $200,000,000 aggregate principal amount of Notes (as defined in the Note Purchase Agreement) in series and the Company has authorized the issuance and sale of $75,000,000 aggregate principal amount of Series 1997-A Notes to the Purchasers;

         WHEREAS, the Company has authorized the issuance and sale of senior notes pursuant to a Note Purchase Agreement dated as of September 1, 1999, which senior notes will be guaranteed by certain subsidiaries of the Company that do not currently guaranty the Series 1997-A Notes, and, in order to maintain parity between the Series 1997-A Notes and such senior notes by providing a guaranty of the Series 1997-A Notes by such subsidiaries, this Guaranty amends and restates in its entirety the Series 1997-A Guaranty originally entered into on August 11, 1997 by Belden Wire (the "Original Guaranty");

         WHEREAS, the Company directly or indirectly owns all of the issued and outstanding capital stock of each Guarantor and, by virtue of such ownership and otherwise, each Guarantor has derived or will derive substantial benefits from the purchase by the initial Holders of the Company's Series 1997-A Notes; and

         WHEREAS, each Guarantor desires to execute and deliver this Guaranty to satisfy the provisions of the preceding paragraphs;

         NOW, THEREFORE, in consideration of the premises and other benefits to each Guarantor, and of the purchase of the Company's Series 1997-A Notes by the initial Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty, which amends and restates in its entirety the Original Guaranty, as follows:

         SECTION 1. Definitions. Any capitalized terms not otherwise herein defined shall have the meanings attributed to them in the Note Purchase Agreement.

         SECTION 2. Guaranty. The Guarantors, jointly and severally, unconditionally and irrevocably guarantee to the Holders the due, prompt and complete payment by the Company of the principal of, Make-Whole Amount, if any, and interest on, and each other amount due under, the Series 1997-A Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by prepayment or by declaration or otherwise) in accordance with the terms of the Series 1997-A Notes and the Note Purchase Agreement (the Series 1997-A Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the "NOTE DOCUMENTS" and the amounts payable by the Company under the Note Documents, and all other monetary obligations of the Company thereunder, being sometimes collectively hereinafter referred to as the "OBLIGATIONS"). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable and any Holder shall notify each Guarantor that all Series 1997-A Notes held by such Holder or all outstanding Series 1997-A Notes are subject to acceleration under Section 12.1 of the Note Purchase Agreement, the Guarantors (jointly and severally), without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company. The Guarantors (jointly and severally), promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. The right of recovery against each Guarantor under this Guaranty is, however, limited to the Fair Net Worth of such Guarantor, as of the date of any determination thereof, less $20,000. For purposes of this Guaranty, the "Fair Net Worth" of a Guarantor shall mean an amount equal to the fair saleable value of such Guarantor's assets and all rights of contribution, indemnification and exoneration, net of all obligations of such Guarantor owed to third parties (other than such Guarantor's liabilities under this Guaranty), including all liabilities, whether fixed or contingent, direct or indirect, disputed or undisputed, secured or unsecured, and whether or not required to be reflected on a balance sheet prepared in accordance with generally accepted accounting principles.

         SECTION 3. Guarantor's Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of such Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim such Guarantor or any other person may have against the Company or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor or the Company shall have any knowledge or notice thereof), including:

                  (a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

                  (b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

                  (c) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to such Guarantor of the occurrence of a "Default" or an "Event of Default" under any Note Document;

                  (d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

                  (e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

                  (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, a Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

                  (g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

                  (h) any merger or consolidation of the Company or a Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or a Guarantor to any other person;

                  (i) any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company and a Guarantor, or any termination of such relationship;

                  (j) any release or discharge, by operation of law, of a Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or


                  (k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against a Guarantor.

Notwithstanding any other provision contained in this Guaranty, the Guarantors' joint and several liability with respect to the principal amount of the Series 1997-A Notes shall be no greater than the liability of the Company with respect thereto.

         SECTION 4. Full Recourse Obligations. The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

         SECTION 5. Waiver. Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Company of any breach or default by the Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to or demand of payment from the Company or such Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders,
(f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or that might otherwise limit recourse against such Guarantor.

         SECTION 6. Subrogation, Contribution, Reimbursement or Indemnity. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights that may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company that may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company to a Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

         SECTION 7. Effect of Bankruptcy Proceedings, etc. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Series 1997-A Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Series 1997-A Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and the Guarantors (jointly and severally) shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

         SECTION 8. Term of Agreement. This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of each Guarantor hereunder shall be duly paid and performed in full.

         SECTION 9. Representations and Warranties. Each Guarantor represents and warrants to each Holder that:

                  (a) such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                  (b) such Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

                  (c) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or material contractual obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of such Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) that could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of such Guarantor and its subsidiaries taken as a whole;

                  (g) the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of such Guarantor or of any securities issued by such Guarantor; and

                  (h) after giving effect to the transactions contemplated herein, (i) the present fair salable value of the assets of such Guarantor is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii) such Guarantor has received reasonably equivalent value for executing and delivering this Guaranty, (iii) the property remaining in the hands of such Guarantor is not an unreasonably small capital, and (iv) such Guarantor is able to pay its debts as they mature.

         SECTION 10. Notices. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by telex or telecopy or mailed by first-class mail, postage prepaid, addressed (a) if to the Company or any Holder at the address set forth in the Note Purchase Agreement or (b) if to a Guarantor, at:

                            [Name of Guarantor]
                            c/o Belden Inc.
                            7701 Forsyth Boulevard
                            Suite 800
                            St. Louis, MO  63105

or at such other address as a Guarantor shall from time to time designate in writing to the Holders or on a counterpart signature page hereto. Any notice so addressed shall be deemed to be given when actually received.

         SECTION 11. Survival. All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

         SECTION 12. Submission to Jurisdiction. Each Guarantor irrevocably submits to the jurisdiction of the courts of the State of Illinois and of the courts of the United States of America having jurisdiction in the State of Illinois for the purpose of any suit, action or proceeding in any such court with respect to, or arising out of, this Guaranty, the Note Purchase Agreement or the Series 1997-A Notes. Each Guarantor consents to process being served in any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Guarantor specified herein or designated pursuant hereto or on a counterpart signature page hereto. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Guarantor.

         SECTION 13. Miscellaneous. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Holders. The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois, including all matters of construction, validity and performance.

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.



                                        BELDEN WIRE & CABLE COMPANY


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        CABLE SYSTEMS HOLDING COMPANY


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        CABLE SYSTEMS INTERNATIONAL INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------